UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 30, 2004


                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)


             Nevada                       000-50028             46-0484987
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                    89109
  (Address of Principal Executive Offices)                      (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

         Additional information has been requested regarding two items disclosed in the Company's proxy statement dated April 19, 2004.

         1. During 2003, the Company paid $23,052 to a law firm in which Edward Wayson, the brother of D. Boone Wayson, has a 100% interest and $124,769 to an advisory firm in which Edward Wayson has a 50% interest. D. Boone Wayson has no interest in either business. As of August 2003, D. Boone Wayson became a member of the Company's Board of Directors. The Company has not used the services of either the law firm or the advisory firm since September 15, 2003. Of the $23,052 paid to the law firm, $9,479 was incurred between the time D. Boone Wayson became a director of the Company and September 15, 2003, the last date services were rendered. These services were related to a project begun prior to D. Boone Wayson's election to the Board. Of the $124,769 paid to the advisory firm, only $1,000 was paid after August 2003. The Company has no current intention of re-engaging either the law firm or the advisory firm.

         2. The following table shows additional detail with respect to the fees paid or accrued by the Company for audit and other services provided by Deloitte & Touche LLP during each of the fiscal years ended December 31, 2003 and December 31, 2002:

                                                     2003              2002
                                                  -----------      ------------

Audit fees                                        $   225,839      $    683,747
Audit related fees                                     12,803            11,092
Tax fees-Preparation and Compliance                   253,256           651,552
                                                  -----------      ------------
Total Audit, Audit Related
     And Tax Preparation and Compliance Fees          491,898         1,346,391
                                                  -----------      ------------

Other Non-audit Fees:
Tax Fees-Other (1)                                    265,688            97,345
All Other Fees                                           -                  -
                                                  -----------      ------------
Total-Other Fees                                      265,688            97,345
                                                  -----------      ------------
Total-Fees                                        $   757,586       $ 1,443,736
                                                  ===========      ============

 (1) Tax Fees-Other for 2003 and 2002 includes fees incurred for international tax research and planning for the Company's foreign subsidiaries of $110,270 and $9,400, respectively, and domestic tax planning and research of $155,418 and $87,945, respectively.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2004

                                              Wynn Resorts, Limited


                                              By: /s/ John Strzemp
                                                  ----------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer